CONSENT OF
                        MIRSKY, FURST & ASSOCIATES, P.A.

         We hereby consent to the incorporation by reference in this Prospectus constituting part of the Registration Statement of Form S-8 of our reports appearing in the CRYO-CELL INTERNATIONAL, INC., a Delaware corporation, Form 10-KSB filed for the year ended November 30, 1997.

Dated: November 19, 1998                   /s/ MIRSKY, FURST & ASSOCIATES, P.A.
                                           -------------------------------------
                                           MIRSKY, FURST & ASSOCIATES, P.A.

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